UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ELANDIA INTERNATIONAL INC.
(Name of Registrant As Specified in Charter)

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Elandia International Inc.

133 Sevilla Avenue

Coral Gables, Florida 33134

October 17, 2008

To the Stockholders of Elandia International Inc.:

On September 12, 2008, Elandia International Inc., a Delaware corporation (“Elandia,” “the Company,” “we” or “us”) obtained the written consent of stockholders holding a majority of the outstanding shares of voting stock of the Company to the following actions (the “Actions”):

•

an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized common shares from 50,000,000 to 200,000,000 (the “Amendment”);

•	the adoption of the 2008 Executive Incentive Plan (the “2008 Plan”); and

•	the election of four (4) directors to serve until the next annual meeting of stockholders and the due election and qualification of their respective successors.

The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders required by Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Actions since no meeting of the Company’s stockholders will be held or proxies or consents solicited from the Company’s stockholders in connection with these matters because the requisite approvals of the Actions have been secured by means of the written consent of the holders of a majority of the outstanding shares of voting stock of the Company.

Under the rules of the U.S. Securities and Exchange Commission (the “SEC”), the Actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

Very truly yours,

/s/ Pete R. Pizarro
President & Chief Executive Officer
October 17, 2008

Elandia International Inc.

133 Sevilla Avenue

Coral Gables, Florida 33134

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This is to inform you that a majority of the outstanding shares of voting stock of Elandia International Inc., a Delaware corporation (“Elandia,” “the Company,” “we” or “us”), has consented in writing pursuant to Section 228(e) of the Delaware General Corporation Law (“DGCL”) to the approval of the Actions.

This Information Statement is being mailed on or about October 22, 2008 to the holders of record of the Company’s voting stock as of September 12, 2008.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective on the date 20 days following the mailing of this Information Statement to the stockholders of the Company.

The date of this Information Statement is October 17, 2008.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

CONSENTING STOCKHOLDER CONSENT

Stanford International Bank Ltd. (the “Consenting Stockholder”), the holder of an aggregate of 26,633,121 shares of our Common Stock constituting 67% of the voting stock of the Company (the “Voting Stock”), executed and delivered to us its written consent effective September 12, 2008 (the “Consent Record Date”) in support of each of the Actions. The Consenting Stockholder voted all of its 26,633,121 shares of Voting Stock to approve the Actions.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the foregoing actions is authorized by Section 228(e) of the DGCL and Article 2, Section 7 of the Company’s Bylaws, which provides that the written consent of stockholders holding at least the minimum number of votes that will have been necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted may substitute for such a special or annual meeting. The written consent of the Consenting Stockholder has allowed the Company to eliminate the costs and management time involved in holding an annual meeting as well as to effect or ratify the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described. Each share of outstanding Voting Stock is entitled to one vote.

ACTION I

APPROVAL TO AMEND CERTIFICATE OF INCORPORATION

Introduction

Our Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock, par value $0.00001 per share. As of the Consent Record Date 38,981,432 shares of Common Stock were outstanding and -0- shares of Preferred Stock were outstanding.

Description of the Amendment

On May 27, 2008, our Board of Directors unanimously approved the Amendment to Article 4 of the Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation by 150,000,000 to a total of 200,000,000 shares. The number of shares of Preferred Stock authorized for issuance will remain at 35,000,000. The full text of the Amendment is set forth in Exhibit A to this Information Statement.

The Consenting Stockholder approved the Amendment on September 12, 2008. The Amendment will become effective upon its filing with the Secretary of State of the State of Delaware. The additional shares of Common Stock to be authorized for issuance upon the adoption of the Amendment would possess rights identical to the currently authorized Common Stock. The stockholders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of Common Stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The Amendment to authorize the additional shares of Common Stock will not have any effect on the par value of our Common Stock. Nevertheless, the issuance of such additionally authorized shares of Common Stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of Common Stock are issued in the future.

Background

In February 2007, we entered into a Convertible Note Purchase Agreement with the Consenting Stockholder, pursuant to which we issued a Convertible Promissory Note in the amount of $25.3 million and a warrant granting the Consenting Stockholder, and its assigns, the right to purchase up to 1,518,000 shares of Common Stock at $5.00 per share exercisable for a period of 7 years. In June 2007, we entered into a Convertible Note Purchase Agreement with the Consenting Stockholder, pursuant to which we issued a Convertible Promissory Note in the amount of $5.0 million and a warrant granting the Consenting Stockholder, and its assigns, the right to purchase up to 300,000 shares of Common Stock at $5.00 per share exercisable for a period of 7 years. The Convertible Promissory Notes were convertible at the option of the Consenting Stockholder, in whole or in part, into shares of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) at the current conversion price of $5.00 per share. Effective June 30, 2008, the Consenting Stockholder elected to convert the principal amount outstanding under the Convertible Promissory Notes (the accrued interest was forgiven by the Consenting Stockholder) into 6,060,000 shares of our Series A Preferred Stock and, simultaneously, convert such shares of Series A Preferred Stock into 6,060,000 shares of Common Stock.

In November 2007, we entered into a Preferred Stock Purchase Agreement with the Consenting Stockholder pursuant to which the Consenting Stockholder purchased, for an aggregate purchase price of $35,000,000 (i) 5,185,185 shares of our Series B Convertible Preferred Stock (“Series B Preferred Stock”); and (ii) warrants granting to the Consenting Stockholder, or its assigns, the right to purchase up to 3,638,000 shares of Common Stock. The shares of Series B Preferred Stock are, at the option of the Consenting Stockholder, convertible, in whole or in part, into shares of Common Stock at the current conversion price of $6.75 per share. Effective June 30, 2008, the Consenting Stockholder elected to convert these shares of Series B Preferred Stock into 5,185,185 shares of Common Stock.

In February 2008, we entered into a second Preferred Stock Purchase Agreement ( the “Purchase Agreement”) with the Consenting Stockholder pursuant to which the Consenting Stockholder agreed to purchase from us for an aggregate purchase price of $40,000,000 (i) up to 5,925,926 shares of Series B Preferred Stock; and (ii) warrants granting to the Consenting Stockholder, or its assigns, the right to purchase up to 4,158,000 shares of Common Stock. The shares of Series B Preferred Stock are, at the option of the Consenting Stockholder, convertible, in whole or in part, into shares of Common Stock at the current conversion price of $6.75 per share. Effective June 30, 2008, the Consenting Stockholder elected to convert these shares of Series B Preferred Stock into 5,925,926 shares of Common Stock.

In addition, the Consenting Stockholder has agreed, subject to various conditions, to purchase an additional $20 million of Series B Preferred Stock (which amount was reduced by approximately $5 million as a result of the Consenting Stockholder’s purchase of Common Stock from certain of our stockholders and may be reduced further by the amount of any third party equity investments) on a mutually agreed upon funding schedule in early 2009 along with warrants granting to the Consenting Stockholder, or its assigns, the right to purchase up to 2,079,111 shares of Common Stock. These shares of Series B Preferred Stock when issued will, at the option of the Consenting Stockholder, be convertible, in whole or in part, into shares of Common Stock at the current conversion price of $6.75 per share.

On July 21, 2008, we also entered into a bridge loan agreement with the Consenting Stockholder pursuant to which the Consenting Stockholder would make one or more loans to us up to a maximum aggregate amount not exceeding $40 million (to be reduced by the net proceeds received from the sale of certain of our assets in the South Pacific) on a mutually agreed upon funding schedule between September and December 2008. Under certain circumstances described in the bridge loan agreement, the outstanding principal amount of the bridge loan may be converted, at our option, into shares of Common Stock at the initial conversion price of $3.97 per share.

On September 5, 2008, we entered into a Third Amendment to Preferred Stock Purchase Agreement and First Amendment to Credit Agreement (the “Third Amendment”). Pursuant to the Third Amendment, we agreed that the Additional Funding purchase obligation of the Consenting Stockholder was reduced from $20,000,000 to $15,798,275 and further agreed to the funding schedule for the Additional Funding providing for five weekly installments commencing November 7, 2008. Contemporaneously with the execution of the Third Amendment, we also agreed to issue 1,643,000 Warrants associated with the Additional Funding to the Consenting Stockholder and its assigns. Finally, pursuant to the Third Amendment we agreed to a modified funding schedule for the loans to be made under the Credit Agreement. The loan funding schedule provides for eight installments of $3,000,000 each during September and October 2008 and eight installments of $2,000,000 each during January and February 2009.

In connection with the execution of the Third Amendment we entered into a Registration Rights Agreement with the Consenting Stockholder. Pursuant to the Registration Rights Agreement, we granted the Consenting Stockholder, and its assigns, 90-day demand registration rights with respect to all securities issued under the Purchase Agreement, as amended. We also agreed to amend and restate the Certificate of Designations, Rights and Preferences for the Series B Preferred Stock to remove certain anti-dilution provisions.

On September 17, 2008, we entered into a Fourth Amendment to Preferred Stock Purchase Agreement and Second Amendment to Credit Agreement (the “Fourth Amendment”). The Fourth Amendment is effective as of September 12, 2008. Pursuant to the Fourth Amendment, the funding schedule for the Additional Funding was modified to provide for five installments commencing September 12, 2008 and ending on September 30, 2008. Also, pursuant to the Fourth Amendment the loan funding schedule under the Credit Agreement was modified to provide for eight installments of $3,000,000 each during October, November and December 2008 and eight installments of $2,000,000 each during January and February 2009.

As a result of the financing transactions described above, the Consenting Stockholder acquired an aggregate of 19,511,596 shares of preferred stock. On June 30, 2008, 17,171,111 of these shares of preferred stock were converted into 17,171,111 shares of Common Stock. Accordingly, the Consenting Stockholder continues to hold 2,340,485 shares of Series B Preferred Stock which are currently convertible, at the option of the Consenting Stockholder, into that same amount of shares of Common Stock.

As described below, the Board of Directors has determined to create the 2008 Plan to allow the Company to grant stock options and stock awards additional to those authorized under the Company’s current incentive plan as an incentive for attracting and retaining in the future qualified and competent officers, employees, directors and other key persons (including consultants) by providing them with the ability to acquire a proprietary interest in the Company through ownership of Common Stock. The Company has in the past used shares of the Common Stock as compensation for key persons performing various services and could require such usage in the future. As a result of the adoption of the 2008 Plan, we must reserve up to 7,744,000 shares of Common Stock for issuance under the 2008 Plan.

Purposes of the Amendment

The Board of Directors believed that the increase in the number of authorized shares of Common Stock is in the best interest of the Company in that it will provide the Company with additional shares of Common Stock which may be used by us for various corporate purposes, including:

•	for issuance in connection with future opportunities for expanding the Company’s business through corporate acquisitions or investments;

•

for issuance in connection with future equity financing activities for the operation of the Company, including public and private offerings of the Common Stock or upon conversion of other equity or debt securities;

•	to increase the number of shares available to be issued for issuance to holders of convertible preferred stock, options and warrants granted prior to or after the date hereof;

•	to establish additional employee compensation plans or to increase the shares available under current plans; or

•	other corporate purposes as the Board determines in its discretion.

The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders.

Upon the effective date of the Amendment, we will have approximately 161,018,568 shares of Common Stock authorized and available for future issuance. Authorized but unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies. Except with respect to the shares of Common Stock described below, we do not have any immediate plans to issue additional shares of Common Stock. We currently have plans to issue the following additional shares of Common Stock:

•	up to 10,075,567 shares of Common Stock issuable to the Consenting Stockholder upon conversion of the $40 million bridge loan described above;
•	2,900,500 shares of Common Stock issuable upon the exercise of the warrants issued to the Consenting Stockholder and its assigns described above;
•	up to 381,000 shares of Common Stock underlying stock options granted under the 2007 Plan (defined below); and
•	up to 7,744,000 shares of Common Stock underlying stock options and other stock awards to be granted under the 2008 Plan.

The Board of Directors believes that the increase in the number of authorized shares of Common Stock will make a sufficient number of shares available, should we decide to use our shares for one or more of such previously mentioned purposes or otherwise. We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Other Potential Effects of the Amendment

Upon filing the Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of our stockholders, except as provided under the DGCL (or any national securities exchange on which shares of our Common Stock are then listed or traded). Under our Certificate of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings and book value per share, voting power and holdings of current stockholders.

In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued Common Stock in one or more transactions that would make a change of control of the Company more difficult and therefore less likely. For example, the increase in the number of authorized shares of Common Stock and the subsequent issuance of all or a portion of those shares could have the effect of discouraging, delaying, deferring or preventing a tender offer or takeover attempt, including attempts that might result in a substantial premium being paid over the market price for the shares of Common Stock held by our stockholders. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so. The issuance of additional shares of Common Stock may also render the removal of the Company’s Board of Directors and management more difficult and may tend to stabilize the Company’s stock price, thus limiting gains which might otherwise be reflected in price increases due to a potential merger or acquisition. The Board of Directors, however, has concluded that the potential benefits of the Amendment outweigh the possible disadvantages.

Dissenters’ Rights of Appraisal

Under the DCGL, the Amendment, as described in this Information Statement, does not entitle the Company’s stockholders with the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

ACTION II

ADOPTION OF THE 2008 PLAN

General Description of the 2008 Plan

The following summary describes the material features of the 2008 Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2008 Plan, which is annexed as Exhibit B to this Information Statement.

Purpose

The purpose of the 2008 Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants) of the Company, and our subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of our business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and our stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

Administration

The 2008 Plan is administered by either the Board of Directors or the Compensation Committee of the Board of Directors, if specifically designated by the Board of Directors (the “Administrator”).

The Administrator has the authority to:

•	designate participants in the 2008 Plan;

•	determine the type or types of awards to be granted to each participant and the number, terms and conditions of award;

•	establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and

•	make all other decisions and determinations that may be required under the 2008 Plan.

Stock Subject to the 2008 Plan

The shares of Common Stock issuable under the 2008 Plan are available either from authorized but unissued shares or from shares reacquired by us on the open market. Subject to the adjustment provision mentioned below, the maximum number of shares of Common Stock available for issuance under the 2008 Plan is 7,744,000.

Eligibility

Persons eligible for awards under the 2008 Plan will be such officers, full or part-time employees, directors and key persons (including consultants) of the Company and our subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Stock Options

The Administrator is authorized under the 2008 Plan to grant options, which may be incentive stock options or non-qualified stock options. Each stock option award will terminate, and all rights to purchase shares of Common Stock under any stock option will expire, ten years from the grant date; provided however, that in the case of an incentive stock award in which the grantee is a 10% owner of Company stock, the term of such stock option award will be no more than five years from the date of grant.

Restricted Stock Awards

Restricted stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period,” determined by the Administrator at the time of grant, during which the grantee must satisfy certain vesting conditions. Award conditions may be based on continuing employment (or other service objectives) and of the achievement of pre-established performance goals and objectives. During the restricted period, the grantee has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

Unrestricted Stock Awards

The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as determined by the Administrator) an unrestricted stock award to any grantee pursuant to which such grantee may receive shares of Common Stock free of any restrictions under the 2008 Plan or any stock award agreement. The grant of an unrestricted stock award is contingent on the grantee executing a stock award agreement. Unrestricted stock awards may be granted for past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Deferred Stock Awards

The Administrator may grant a deferred stock award, subject to such rules and procedures as it may establish and in accordance with Section 409A of the Internal Revenue Code (the “Code”), which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock units. During the deferral period, a grantee will have no rights as a stockholder. The number of shares of deferred stock awarded to a grantee under the 2008 Plan and its applicable vesting schedule and deferral period are determined by the Administrator in its sole discretion and set forth in the applicable stock award agreement.

Performance and Annual Incentive Award

The Administrator is authorized to grant to any employee or service provider performance and annual service awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. A performance and annual service award may be payable in cash or in shares (including, without limitation, restricted stock). Performance awards will, to the extent required by Section 162(m) of the Code, be conditioned solely on the achievement of one or more objective performance goals established by the Administrator, and shall otherwise comply with the requirements of Section 162(m).

Transferability of Awards

Except as approved by the Administrator, during a grantee’s lifetime, his or her awards will be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity, and no awards may be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. Notwithstanding this restriction, the shares of Common Stock issued upon exercise or conversion of any award and upon the expiration of any restrictions or vesting periods may be assigned or transferred in compliance with applicable securities laws.

Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, we may take such action as we deem appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a grantee, are withheld or collected from such a grantee.

Amendment and Termination

The Administrator may, at any time amend, suspend, or terminate the 2008 Plan with respect to any awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board of Directors, required by applicable laws, regulations and rules, or required by applicable stock exchange listing requirements. No awards under the 2008 Plan may be made after termination. No amendment, suspension, or termination of the 2008 Plan shall, without the consent of the grantees, impair rights or obligations under any award awarded under the 2008 Plan.

Term of the 2008 Plan

The 2008 Plan will terminate on the ten year anniversary of its effective date.

Dissenters’ Rights of Appraisal

Under the DCGL, the adoption of the 2008 Plan, as described in this Information Statement, does not entitle the Company’s stockholders with the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

ACTION III

ELECTION OF DIRECTORS

Directors Election

Article II, Section 2, of our Bylaws fixes the number of directors at not less than one or more than nine members. Currently, our Board of Directors consists of the following four directors each of whom has been elected by the Consenting Stockholder which as of the Consent Record Date held 63.0% of our outstanding Voting Stock, and each director will serve until the next annual meeting of stockholders and until his respective successor is duly elected and qualified. Each of the persons who have been elected to serve as a director for the ensuing year has consented to being named herein and has indicated his intention to serve.

Name	Age	Position with Company

Pete R. Pizarro	46	President, Chief Executive Officer and Director

Sir James M. Ah Koy	71	Director

Charles J. Fernandez	71	Director

M. Lewis Temares	67	Director

The age of each director-elect, his positions and offices with the Company, his term of office as a director, his business experience during the past five years or more and additional biographical data is set forth below. Information with respect to these individuals is as of the Consent Record Date, except as otherwise stated.

Pete R. Pizarro, 46, became our President, Chief Executive Officer and a member of our Board of Directors effective May 20, 2008. Prior to that and beginning March 10, 2008, Mr. Pizarro was our President. From 2002 to March 2008, Mr. Pizarro served as the President and Chief Executive Officer of Telefonica USA, Inc. Prior to joining Telefonica in 2002, he served as the President and CEO of Esavio Services Corporation, a network integration and managed services consulting company based in Philadelphia, Pennsylvania. Mr. Pizarro serves as chairman of The Beacon Council, a Miami-based public-private economic development organization, and he is a member of Northwestern University’s Kellogg Alumni Advisory Board. Mr. Pizarro also serves as the Chairman of the Board of the Florida Opportunity Fund created by the Florida State legislature’s 2007 Florida Capital Formation Act to serve as the official State of Florida’s economic development venture capital fund. Mr. Pizarro holds a bachelor’s of business degree in accounting from the University of Miami and a Masters of Business Administration from the Kellogg School of Management at Northwestern University.

Sir James M. Ah Koy, 71, has served as a member of our Board of Directors since December 2005. Sir James is the founder and Executive Chairman of Kelton Investment Ltd. and the Kelton Group of companies now comprising 10 active companies. Sir James presently serves as Senator for Kadavu Province in Fiji in the Upper House of Parliament of the Senate of Fiji. He was first elected to serve in the House of Representatives in 1982 and was re-elected 1987, 1994 and 1999. In 1987 and 2000, two coups intervened his stint in the House of Representatives. During the period from 1994 to 1999 of the Rabuka Fiji Government, he served in three cabinet positions, including Minister for Commerce Industries and Public Enterprises, Minister for Youth Employment Opportunities and Sports and Minister for Finance. As Minister for Finance of the Fiji Government, he was Governor and Representative for Fiji on the IMF/World Bank and the Asian Development Bank. Sir James is Fiji’s current ambassador to China. On December 30, 1978, Sir James was awarded an OBE (Order of the British Empire) by her Majesty Queen Elizabeth II of England and the United Kingdom and was presented the honors personally by her Majesty the Queen at Buckingham Palace. The award was for services to Industry and Commerce in Fiji. In May 1985, he was appointed Honorary Consul of Israel, but resigned his appointment upon accepting a cabinet position in the Rabuka Government of Fiji. He served as Chairman and member of more than 20 Government and Statutory Board of Directors of various successive Fiji Governments. He is presently a Fellow of the Institute of Directors (UK) and a Fellow of the Chartered Institute of Marketing (UK).

Charles “Carlos” J. Fernandez, 71, became a director, Chair of our Audit Committee and member of our Governance and Nominating Committee on January 23, 2007. Mr. Fernandez is also a member of our Compensation Committee. Since June 2004, Mr. Fernandez has been an independent financial consultant regarding financial, operational and administrative matters, including mergers and acquisitions, strategic planning, governance, compensation programs, and general financial matters. Mr. Fernandez is also currently a member of the Board of Directors and Chairman of the Audit Committee of The International Bank of Miami, N.A., a domestic commercial bank. From 1971 through 1991, Mr. Fernandez was an audit partner with KPMG, an international accounting firm. Mr. Fernandez elected early retirement in 1991 but returned to the firm in May 1994 until his retirement in June 2004. During this period, Mr. Fernandez was a Managing Director involved in mergers and acquisitions, forensic accounting, litigation support and other advisory services. Mr. Fernandez has significant experience with trans-border transactions and in a broad spectrum of industries, including telecommunications and technology consulting services. Mr. Fernandez received a bachelor’s of science in Business Administration from the University of Florida in 1963 and became a Certified Public Accountant in 1965. Mr. Fernandez is currently a member of the Florida and American Institute of CPAs, and is a former member of the Board of Trustees and of the Executive Committee of Florida International University.

M. Lewis Temares, 67, has served as Chief Information Officer and Vice President for Information Technology at the University of Miami since 1980. Also, from 1994 to 2007, he served as Dean of the College of Engineering at the University of Miami. Dr. Temares received his bachelor’s of science degree in Statistics from City College of New York in 1962; he received his Masters of Business Administration from Bernard A. Baruch College in 1964; and he received a doctorate in business administration from City College of New York in 1980. Since 2004, he has served as a member of the Board of Directors of the following companies: the Main Street America Group, NGM Insurance Company, Old Dominion Insurance Company, Main Street American Assurance Company, MSA Insurance Company and Information Systems and Services Corporation.

Corporate Governance

Board of Directors Structure

Our Board of Directors met 11 times and acted eight times by unanimous written consent during 2007. Each of our current directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held while he was a director and of each committee on which he served during the period in which the director served as a member of that committee. Although we do not have a formal policy regarding attendance by directors at annual stockholders’ meetings, such attendance is encouraged. We did not have an annual meeting of our stockholders in 2007.

Committees of the Board of Directors

Our Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, Governance and Nominating Committee and Compensation Committee. Our Board of Directors has approved charters for each of these committees. The Board of Directors may also establish such other committees as it deems appropriate, in accordance with applicable law and regulations, our Certificate of Incorporation and Bylaws.

Audit Committee. The primary responsibilities of the Audit Committee are to:

•	oversee the integrity of our financial statements and compliance with legal and regulatory requirements;

•	oversee qualifications, independence and performance of the independent auditors; and

•	prepare the report required to be prepared by the Committee and included in our annual proxy statement pursuant to the rules of the SEC.

The members of our Audit Committee currently are Messrs. Fernandez and Temares, each of whom is independent. Mr. Fernandez serves as the Chairperson of the Committee and our financial expert. Our Board of Directors has determined that Mr. Fernandez qualifies as an audit committee financial expert within the meaning of the rules adopted by the SEC. During 2007, the Committee met five times and took no action by unanimous written consent.

Governance and Nominating Committee. The primary responsibilities of the Governance and Nominating Committee are to:

•	recommend to the Board of Directors and review annually Corporate Governance Guidelines to the Board of Directors;

•	review and recommend director candidates to the Board of Directors; and

•	annually evaluate and report to the Board of Directors on the performance and effectiveness of the Board of Directors.

The members of our Governance and Nominating Committee currently are Messrs. Temares and Fernandez, each of whom is independent. Dr. Temares serves as the chairperson of the Committee. During 2007, the Committee met nine times and took no actions by unanimous written consent.

Compensation Committee. The primary responsibilities of the Compensation Committee are to:

•	establish the compensation of the Chief Executive Officer, including goals and objectives relevant to compensation, and evaluate performance relative to compensation;

•	make recommendations to the Board of Directors regarding compensation of executive officers and directors;

•	administer our equity compensation plans; and

•	prepare a report on executive compensation for inclusion in the Company’s annual proxy or information statement.

The members of our Compensation Committee currently are Messrs. Temares and Fernandez. Dr. Temares serves as chairperson of the Compensation Committee. During 2007, the Compensation Committee met three times and took no actions by unanimous written consent.

Director Nomination Process

The Governance and Nominating Committee of the Board of Directors has the responsibility to identify and nominate qualified director candidates to serve on our Board of Directors. The Governance and Nominating Committee operates under a written charter that was adopted by our Board of Directors. The following attributes will be considered by the Governance and Nominating Committee in evaluating a person’s candidacy for membership on the Board of Directors:

•

Management and leadership experience — Relevant experience should include a past or current leadership role in a public company, recognized privately held entity, prominent educational institution, government authority or other organization. Consideration will also be given to relevant experience in our priority growth areas or a unique understanding of our business environment or customer base.

•

Skilled and diverse background — All candidates must possess the experience to understand fully the legal responsibilities of a director and the governance processes of a public company. Consideration will also be given to financial management, reporting and control expertise or other experience that would qualify the candidate as a “financial expert” under established standards, as well as international experience.

•

Commitment — Each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to the Company over time.

Whenever a vacancy occurs on the Board of Directors, the Governance and Nominating Committee is responsible for identifying one or more candidates to fill that vacancy, investigating each candidate, evaluating his or her suitability for service on the Board of Directors, and recommending a candidate to the full Board of Directors. In addition, the committee is responsible for recommending nominees for election or reelection to the Board of Directors at each annual meeting of stockholders.

The Governance and Nominating Committee is authorized to use any methods it deems appropriate for identifying candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The committee may engage outside search firms to identify suitable candidates. The Governance and Nominating Committee is also authorized to engage in whatever investigation and evaluation processes it deems appropriate.

The policy of our Governance and Nominating Committee is to consider properly submitted recommendations for candidates to the Board of Directors from stockholders. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity and capability on the Board of Directors. Any stockholder recommendations for consideration by the Governance and Nominating Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and Elandia within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of the shares of Elandia beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the board and a written indication to provide such other information as the Governance and Nominating Committee may reasonably request. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board of Directors should be sent to: Governance and Nominating Committee, Elandia International Inc., 133 Sevilla Avenue, Coral Gables, FL 33134.

Director Independence

As of the date of this Information Statement, our securities are currently not listed on a national securities exchange or in an inter-dealer quotation system. As such, there is no requirement that a majority of the members of our Board of Directors be independent. Our Board of Directors, in the exercise of reasonable business judgment, has determined that two of our directors qualify as independent directors pursuant to SEC rules and regulations and the independence standards of the listing requirements of The Nasdaq Stock Market. Under these standards, a director is not considered independent if he has certain specified relationships with the Company or any other relationships that, in the opinion of the Board of Directors, would interfere with his exercise of independent judgment as a director. Our independent directors are: Messrs. Fernandez and Temares. We fully expect that both Messrs. Fernandez and Temares will be continue to be considered independent under the above standards upon the effectiveness of the Election of Directors pursuant to this Information Statement.

Code of Ethics

Effective April 15, 2007, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. We are committed to the highest standards of ethical and professional conduct, and the code provides guidance in how to uphold these standards. The code consists of basic standards of business practice as well as professional and personal conduct. The code is filed as Exhibit 14.1 to our Annual Report for the year ended December 31, 2006 and is publicly available on our website at www.elandiaintl.com. We will provide any person, without charge, upon request, a copy of the code. Please address such requests to us, in writing. Any substantive amendments to the code and any grant of waiver from a provision of the code (to the extent applicable to the principal executive officer, principal financial officer or principal accounting officer) will be promptly disclosed by us in a Current Report on Form 8-K. Our Nominating and Corporate Governance Committee has been charged with monitoring, overseeing, and reviewing compliance with the code.

Report of the Audit Committee

The Audit Committee oversees our accounting and financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the preparation of our financial statements and the disclosure and financial reporting process, including establishing a system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and Marcum & Kliegman LLP, our independent registered public accounting firm, the audited financial statements as of and for the year ended December 31, 2007. Marcum & Kliegman LLP is responsible for expressing an opinion on the conformity of these audited financial statements with U.S. generally accepted accounting principles.

The Audit Committee discussed and reviewed with Marcum & Kliegman LLP, with and without management present, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee, as amended), which includes, among other things, matters related to the conduct of the audit of our financial statements. These discussions covered the overall scope and plans for their audit, the results of the examination, their evaluation of our internal controls, and the overall quality of our financial reporting. The Audit Committee has also received from Marcum & Kliegman LLP the written disclosures describing the relationships between Marcum & Kliegman LLP and us that might bear on the independence of Marcum & Kliegman LLP consistent with and as required by the Independent Standards Board of Directors Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with Marcum & Kliegman LLP its independence.

The Audit Committee is currently comprised of Messrs. Fernandez and Temares. Our Board of Directors has determined that all of the members of the Audit Committee meet the independence requirements under the Exchange Act and the rules and regulations of the SEC. The Audit Committee operates under a written charter that was adopted by our Board of Directors.

Charles J. Fernandez

M. Lewis Temares

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Committee was established in November 2006. Under the supervision of our Compensation Committee, we have begun to develop and implement executive compensation policies, plans and programs that seek to attract and retain qualified and talented executives, and enhance our profitability while, at the same time, passing the scrutiny of our key constituencies – our stockholders, employees, customers, suppliers and the public. The Compensation Committee seeks to provide a balanced mix of cash and equity-based compensation to align our executives’ interests with stockholders’ short-term and long-term goals. The Compensation Committee operates under a written charter that was adopted by our Board of Directors.

Compensation Objectives

The following principles influence and guide our executive compensation practices:

•

Compensation levels should be sufficiently competitive to attract and retain talented executives. Our overall compensation levels are targeted to attract and retain the superior talent we need to achieve and maintain our business goals.

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Compensation should reflect each of our executive’s position and responsibility. Total compensation generally increases with position and responsibility. We also believe a greater percentage of total compensation should be at risk as position and responsibility increase. Thus, executives with greater roles in, and responsibility for, achieving our performance goals should bear a greater proportion of the risk that those goals are not achieved and should receive a greater proportion of the reward if goals are met or surpassed. Elements of compensation that may be at risk include, for example, annual bonuses and stock options.

•

Compensation should relate to and reward corporate and individual performance. Several elements of executive compensation are tied to corporate or individual performance. First, in setting salaries we believe in paying for performance, meaning that higher performing executives receive higher salaries compared to executives in similarly-situated positions at companies in our peer group. Second, annual bonuses for management employees, including executives, are linked directly to various components of our performance, as a whole as well as to individual levels of performance. Our financial and business performance is measured relative to pre-established performance targets. If our performance is above targeted levels, executives may receive higher bonuses. Likewise, corporate performance below targeted levels may result in a lower bonus or no bonus. Actual bonus payments for each executive are tied in part to individual performance. Third, equity-based compensation, consisting of stock options and restricted stock, is by its nature tied to our longer-term financial performance.

•

Compensation should be balanced between cash and equity-based compensation and balanced between forms of equity-based compensation. Equity ownership encourages executives to behave like owners and provides a clear link between the interests of executives and those of stockholders. In addition, as level of responsibility increases, executives generally have greater influence over our long-term stock performance. As such, we believe that a portion of executives’ total compensation should be paid in the form of equity and that the ratio of equity-based compensation to cash compensation should increase as position and level of responsibility increase. Both options and restricted stock increase in value as the value of our stock increases. However, stock options provide a benefit to the executive only if the value of our stock increases, while restricted stock has inherent value even if the value of our stock remains stable.

•

Compensation should, preferably, provide a mix of current, annual and long-term compensation. We strive to hire and retain executives who are focused upon the long-term success of our company. We achieve this goal by providing a mix of current, annual and long-term compensation. Current compensation is designed to provide an immediate financial incentive to our executives. Annual and long-term compensation are designed to focus executives on our longer-term achievements. Participation in annual and long-term compensation increases at the higher levels of responsibility where executives have the greatest influence on our lasting success and profitability. Current compensation includes, for example, salary and perquisites; annual compensation includes annual performance-based bonuses; and long-term compensation includes equity-based compensation (such as stock options and restricted stock), retirement, pension, severance and change-in-control benefits.

Elements of Compensation

Our compensation structure for executives consists of the following key elements, each of which is described in more detail below:

•	total annual cash compensation, consisting of salary and bonus;

•	equity-based compensation, consisting of stock options and restricted stock; and

•	perquisites and other benefits.

You can find more information about the value of the various elements of 2007 compensation for our executives below under the heading “Summary Compensation Table.”

Total Annual Cash Compensation

Total annual cash compensation consists of market-competitive salaries and performance-based bonuses. Executive salaries are determined by the Compensation Committee and are designed to be competitive compared with prevailing market rates for equivalent positions. This involves setting salaries at levels that meet our total annual cash compensation targets discussed above. An executive’s actual salary is based on a variety of additional factors, including level of responsibility, scope and impact of decision-making, experience and future potential. We may also increase an executive’s salary based on performance. The Compensation Committee reviews executive salaries annually and at the time of a promotion or other change in responsibilities.

Bonus

Bonus targets are established upon retention and increase with position and responsibility. The Compensation Committee reviews the bonus targets for our executives on an annual basis. Bonus targets are structured to meet the total annual cash compensation targets discussed above. Increases may be market-driven or performance-driven. The Compensation Committee established bonus targets for 2007. These are based and conditioned upon the achievement of certain milestones, some based on individual performances goals and others based on corporate performance.

Corporate performance is determined by using a combination of metrics, which include revenue, net income, cash flow, and business unit performance depending on the department in which the executive works. The Compensation Committee periodically reviews with management the appropriateness of the performance measures and their relative importance. In general, the Compensation Committee and management believe that these metrics, and their relative importance, provide an accurate appraisal of our overall annual performance that is consistent with how our performance is viewed both internally and externally. The Compensation Committee will approve performance targets for each of these measures at the beginning of the year.

After year-end, the Compensation Committee reviews management’s assessment of actual performance as compared to the pre-established performance targets. Assessing actual performance is subjective, and significant consideration is given to management’s recommendations in this regard. The Compensation Committee may adjust actual performance for unusual and non-recurring items that were not contemplated by the targets. Based on this review, the Compensation Committee determines whether the targets were attained and consequently whether we should pay bonuses under the plan.

Equity-Based Compensation

In November 2006, our Board of Directors approved our 2007 Stock Option and Incentive Plan (the “2007 Plan”) that allows for the granting of stock options, restricted stock and other awards to our employees (including executives), directors and other key persons. We obtained stockholder approval of the 2007 Plan effective September 10, 2007. Under this Plan, holders of restricted stock have all voting, dividend, liquidation and other rights available to stockholders generally. We believe it is appropriate to provide these rights to holders of unvested restricted stock because it more closely aligns the holders’ interests with the interests of our stockholders generally. As of the Consent Record Date, we have granted stock options to purchase 381,000 shares of Common Stock under the 2007 Plan.

Severance and Change in Control Benefits

We provide severance benefits to executive employees and have standard severance agreements for employees at the executive vice president level, the CEO and CFO, and change in control benefits, which are included in their employment agreements. Severance and change in control benefits are intended to preserve executive productivity and encourage retention in an actual or potential change in control of the Company. We believe the importance of these benefits increases with position and level of responsibility.

Perquisites and Other Benefits

Executives are entitled to various benefits that are available to employees generally, including:

•	medical, dental and vision insurance;

•	basic life insurance and disability coverage;

•	an allowance for certain costs relating to short-term disability insurance;

•	paid holidays and other time off with pay; and

•	relocation and moving expenses under certain circumstances.

Certain senior executives receive perquisites and other benefits. However, these are generally awarded on a very limited and case-by-case basis. These benefits may include a reasonable allowance, tuition reimbursement, travel expenses for a spouse or companion to Board of Directors meetings, etc. The Compensation Committee believes the perquisites and other benefits provided to executives are generally competitive with the benefit packages offered by companies in our peer group. From time to time, we obtain market data to confirm that these benefit programs remain competitive.

Policies Relating to Equity Ownership

While we do not have a formal policy relating to stock retention by executive officers, executives are encouraged to own our stock, whether obtained through option and restricted stock grants or otherwise. However, the Board of Directors believes that, in order to align the interests of directors and stockholders, directors should have a significant financial stake in the Company. To this end, the Board of Directors expects that all directors own, or acquire within five years of first becoming a director, shares of our Common Stock having a market value of at least $100,000. The Board of Directors will evaluate whether exceptions should be made for any director on whom this requirement would impose a financial hardship.

Our officers and directors are subject to various trading restrictions and requirements under our insider trading policy. Among other things, officers and directors may not engage in short sales of our stock, may not sell or buy options on stock and may not sell nor buy our stock through puts, calls or similar instruments. Officers and directors are not prohibited from pledging our stock (as collateral for a loan or otherwise) but must comply with any trading restrictions applicable generally to transactions in our securities.

Summary Compensation Table

The following table sets forth information concerning the total compensation that we paid to our former Chief Executive Officer, our Chief Financial Officer, and Chief Operating Officer, and our most highly compensated executive officers for the year ended December 31, 2007 (“Named Executive Officers”), except where the aggregate salary and bonus of such executive officer did not exceed $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Harry G. Hobbs (3)	2007	$300,000	$31,500	$—		$31,280	$—		$362,780
Former President and Chief Executive Officer	2006	100,000	75,000	—		—	10,000		185,000

Harley L. Rollins Chief Financial Officer	2007	$210,000	$—	$225,185	(4)	$8,358	$17,291	(5)	$460,834
	2006	197,917	18,667	—		—	—		216,584
Michael D. McCutcheon (6)	2007	$219,167	$—	$—		$4,917	$—		$224 084
Chief Operating Officer – Pacific	2006	198,640	55,683	—		—	33,035	(7)	287,358
Operations

(1)

The amounts recorded in this column represents the dollar amount, without any reduction for risk of forfeiture, recognized for financial reporting purposes for the fiscal year ended December 31, 2007 of grants of options to each of the Named Executive Officers, calculated in accordance with the provisions of SFAS 123(R). Accordingly, these values reflect stock option awards expensed in 2007 and includes portions of awards made over several years that vested during 2007. This means that these amounts will be difficult to compare with prior annual reports.

(2)

SEC Rules require disclosure of the perquisites and other personal benefits, unless the amount of that type of compensation is less than $10,000 in the aggregate. Except as specifically noted, none of our Named Executive Officers received perquisites or personal benefits of $10,000 or more in any given year.

(3)	Mr. Hobbs commenced his term of employment effective August 28, 2006 and resigned effective January 30, 2008. All other compensation represents $10,000 in reimbursement of travel expenses.

(4)	Pursuant to a Stock Purchase Agreement, effective July 29, 2005, Mr. Rollins purchased 54,001 shares of Common Stock. Management estimated the value of each share at $4.17 per share.

(5)	Pursuant to his employment contract, Mr. Rollins received a car allowance of $9,600 and was paid $7,691 for unused vacation time.

(6)

Mr. McCutcheon was employed by us in connection with our arrangement with Datec Group Ltd., consummated on February 1, 2006. This salary amount represents compensation paid to Mr. McCutcheon by Datec Group Ltd. during the years ended December 31, 2007 and 2006.

(7)	All other compensation represents payment for accrued but previously unpaid and unused vacation and leave entitlement.

Grants of Plan-Based Awards

The following table provides information with regard to potential cash bonuses paid or payable in 2007 under our performance based, non equity incentive plan with regard to each stock option granted to each named executive officer during 2007. Other than the options awards, there were no other stock awards granted during 2007.

Grants of Plan-Based Awards in Fiscal 2007

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)(1)	Grant Date Closing Market Price of Securities Underlying Option ($/SH)	Exercise of Base Price of Option Awards ($/Sh)(1)	Grant Date Closing Market Price of Securities Underlying Option ($/SH)
Harry G. Hobbs (2)	12/2/2007	636,200	$3.18	$0.35	$3.18	$0.35
Harley L. Rollins	12/2/2007	170,000	$3.18	$0.35	$3.18	$0.35
Michael D. McCutcheon	12/2/2007	100,000	$3.18	$0.35	$3.18	$0.35

(1)	The exercise price for the stock option grants to each of the Named Executive Officers was fair market value of the underlying stock on the date of grant. These options were granted to employees under the 2007 Stock Option and Incentive Plan. The material terms of all options granted employees during the 2007 fiscal year are as follows: (i) all options are incentive stock options, (ii) all have an exercise price equal to the fair market value on the date of grant, (iii) all vest over a four-year period, (iv) no option is exercisable more than three months following the termination of employment (except in the case of disability, in which case such options will be exercisable for up to one year thereafter and in change of control circumstances), and (v) all options are otherwise subject to the terms of the plan under which they were granted.

(2)	Pursuant to the separation agreement dated February 4, 2008 between Elandia and Mr. Hobbs, these options expired on April 28, 2008.

Please note that the amounts reported in the 2007 Summary Compensation Table for these awards may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes values will depend on our actual operating performance, stock price fluctuations and the Named Executive Officer’s continued employment.

Outstanding Equity Awards at Fiscal Year End

Pension Benefits

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable/ Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date
Harry G. Hobbs	0/ 636,200	636,200	$3.18	12/2/2017
Harley L. Rollins	0/ 170,000	170,000	$3.18	12/2/2017
Michael D. McCutcheon	0/ 100,000	100,000	$3.18	12/2/2017

We do not currently have any plans that provide for payments or other benefits at, following, or in connection with retirement.

Non-Qualified Deferred Compensation

We do not currently have any other defined contribution or other plan that provides for deferred compensation on a basis that is not tax-qualified.

Employment Agreements and Payments Upon Termination or Change of Control

The employment agreements with our Named Executive Officers provide for payments and benefits to the executive officer upon termination of employment by us without “cause” (as defined in their individual employment agreements) following a “change of control” (also as defined in their individual employment agreements).

Pete R. Pizarro

On February 15, 2008, we entered into an Employment Agreement with Pete R. Pizarro as President and Chief Executive Officer, effective March 10, 2008. The Employment Agreement has an initial term that expires four years from the effective date but will automatically be extended for successive one-year terms unless either party gives written notice no less than 30 days prior to the end of the term to the other party of the desire not to renew the Employment Agreement. Mr. Pizarro will receive a base salary of $375,000 and may also receive an annual performance bonus of up to 100% of his base salary in accordance with criteria to be set by our Board of Directors in a written plan adopted no later than June 20, 2008. For 2008, Mr. Pizarro’s bonus will be prorated based on the number of days in the full year that Mr. Pizarro is employed by us, although Mr. Pizarro was guaranteed at least $104,165 for 2008. We also paid Mr. Pizarro a signing bonus of $450,000.

During the period of employment, Mr. Pizarro will also be entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile and country club allowance equal to $2,000 per month, reimbursement of up to $10,000 per year to fund a personal life insurance and disability policy, a telephone allowance and participation in other company benefit plans or programs that may be available to other executives or employees of our Company. Mr. Pizarro also received options to purchase up to 3,122,000 shares of our Common Stock, at an exercise price of $3.07 per share, and 750,000 shares of restricted stock. The options will vest monthly over a period of four years. The restricted stock award will vest monthly over a period of three years.

In the event of a termination of the Employment Agreement, by us for any reason other than “Cause” (as defined below), by Mr. Pizarro for “good reason” (as defined below) or through non-renewal, Mr. Pizarro is entitled to a lump sum payment equal to two years of severance pay. Severance pay includes the base salary and fringe benefit compensation, medical and dental insurance, personal life insurance and disability, and automobile and country club allowance. Mr. Pizarro will also be entitled to any accrued but unpaid vacation and compensation for any business or telephone expense.

For purposes of Mr. Pizarro’s agreement, “Cause” means any of the following:

•	commission or participation by him in an injurious act of personal dishonesty, fraud, gross neglect, intentional misrepresentation or embezzlement against us or any affiliates;

•	his conviction of, or plea of nolo contendre to, a felony;

•	the commission or participation by him in any other injurious act or omission against us in a wanton, reckless or grossly negligent manner; or

•	continued willful violations by him of his obligations to us.

We are required to give Mr. Pizarro a notice of termination stating that he committed one of the types of conduct set forth above and specifying the details thereof and he then has a 15-day period to cure such conduct (if possible).

For purposes of Mr. Pizarro’s agreement, a “change in control” means any of the following:

•	a sale of all or substantially all of our assets;

•

the date there shall have been a change in a majority of our Board of Directors during a consecutive twelve-month period, unless the nomination for election by our stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period;

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the date that any person or entity, entities or group of persons (other than the Consenting Stockholder, its affiliates or Mr. Pizarro) is or becomes the beneficial owner, directly or indirectly, of our securities representing more than 30% or more of the combined voting power of our then outstanding securities, and has voting control;

•

consummation of a merger or consolidation of us with any corporation or other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation;

•

a change in ownership of our Company through a transaction or series of transactions, such that any person or entity is or becomes the beneficial owner of securities representing 50% or more of securities of the combined voting power of our then outstanding securities; provided that, for such purposes, (x) any acquisition by us, in exchange for our securities, shall be disregarded, and (y) any acquisition of our securities by the Consenting Stockholder shall not constitute a change in ownership or Change in Control; or

•	the Board of Directors (or the stockholders if stockholder approval is required by applicable law or under the terms of any relevant agreement) shall approve a plan of complete liquidation.

For purposes of Mr. Pizarro’s agreement, “good reason,” shall mean, among other things,

•	any relocation of our principal office to a location outside of Broward or Miami-Dade Counties, Florida,

•	any material diminution in Mr. Pizarro’s authority, duties and responsibilities,

•	any reduction in his base salary or any material reduction in the total value of his fringe benefit compensation,

•	a material breach by us of the Employment Agreement,

•	our failure to receive all contemplated capital infusions from the Consenting Stockholder; or

•	our failure to provide and maintain Directors and Officers’ Liability Insurance in agreed amounts.

Harley L. Rollins

On July 1, 2005, we entered into an Employment Agreement with Mr. Rollins, our Chief Financial Officer. His employment agreement has an initial term of five years from the effective date but will automatically be extended for successive two-year terms unless either party gives written notice no less than 120 days prior to the end of the term of the desire not to renew the employment agreement. His employment agreement provided for an initial base salary of $210,000 and an annual performance bonus in accordance with criteria set by our Board of Directors, or pursuant to one or more written plans adopted by our Board of Directors. During the period of employment, Mr. Rollins will also be entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance and participation in other company benefit plans or programs that may be available to other executives or employees of our Company.

Effective July 29, 2005, and in connection with Mr. Rollins’ offer of employment, we entered into a stock subscription agreement with Mr. Rollins for the purchase of 54,001 shares of our restricted Common Stock. In accordance with this stock subscription agreement, we issued to Mr. Rollins 54,001 shares of our Common Stock. In addition, pursuant to a separate stock purchase agreement with Mr. Rollins, also dated July 29, 2005, we issued to Mr. Rollins an additional 54,001, shares for an aggregate total of 108,002 shares at an aggregate purchase price of $200.00. The 54,001 shares issued pursuant to the stock purchase agreement are subject to repurchase by us under certain circumstances, and at our election. As a result, these 54,001 shares could not be sold until after June 30, 2007. Notwithstanding the repurchase rights held by us, Mr. Rollins has the right to vote and receive dividends with respect to the shares.

Effective February 28, 2008, we amended Mr. Rollins’ employment agreement to provide that he would receive a base salary of $250,000. In addition, we agreed to accelerate the vesting of options previously granted to purchase 85,000 shares. These options vest September 1, 2008 and the remaining options would vest equally over four years commencing December 2, 2008. We also agreed that should Mr. Rollins resign or be terminated on or prior to payment of a bonus for the year ended December 31, 2008, we would pay Mr. Rollins’ severance pay equal to $350,000, such amount to be payable over a period of twelve months. In connection with this amendment, Mr. Rollins’ received a signing bonus of $50,000.

In the event of a termination by us without “cause,” Mr. Rollins shall be entitled to severance in an amount equal to his annual base salary for 12 months and a waiver of any lapse provisions of stock options or restricted stock grants, made by us, that have vested. For purposes of Mr. Rollins’ employment agreement, “cause” means a determination in good faith by our Board of Directors that he has:

•	committed or participated in an injurious act of fraud, gross neglect, misrepresentation or embezzlement against us; or

•	committed or participated in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent, against us.

In the event of a change in control, Mr. Rollins shall have the right to terminate his employment under the employment agreement by giving 30 days written notice at any time within one year of a “change in control” which, for purposes of Mr. Rollins’ employment agreement, means:

•	a change in control as set forth in Section 280G of the Code; or

•	involving a transaction that would be required to be reported under Item 1.01 on a Current Report on Form 8-K as was in effect on the date of the employment agreement (July 1, 2005).

Michael D. McCutcheon

Effective February 7, 2007, we entered into an Employment Agreement with Michael D. McCutcheon, our Chief Operating Officer - Pacific Operations and Vice President. The employment agreement has an initial term of five years but will automatically be extended for successive two-year terms unless either party gives written notice no less than 120 days prior to the end of the term of the desire not to renew the Employment Agreement. His employment agreement provided for an initial base salary of $210,000 and an annual performance bonus in accordance with criteria set by our Board of Directors, or pursuant to one or more written plans adopted by our Board of Directors. During the period of employment, Mr. McCutcheon will also be entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance and participation in other benefit plans or programs that may be available to other executives or employees of our Company.

In the event of a termination of employment by us without “Cause” (as defined in the employment agreement), Mr. McCutcheon is entitled to severance in an amount equal to his annual base salary for 12 months and a waiver of any lapse provisions of stock options or restricted stock grants, made by us, that have vested. For purposes of Mr. McCutcheon’s agreement, “cause” has the same definition as that contained in Mr. Rollins’ employment agreement, as described above. In the event of a “change in control,” Mr. McCutcheon shall have the right to terminate his employment under his employment agreement by giving 30 days written notice at any time within one year of the change in control, which has the same definition as that contained in Mr. Rollins’ Employment Agreement described above.

Harry G. Hobbs

Harry G. Hobbs served as our President and Chief Executive Officer from September 1, 2006 until his resignation on January 29, 2008. Since he was our President and Chief Executive Officer at December 31, 2007, he is listed as a Named Executive Officer and his Employment Agreement is described below.

We entered into an Employment Agreement with Harry Hobbs as President and Chief Executive Officer, dated August 25, 2006, effective September 1, 2006. The Employment Agreement had an initial term that expired four years from the effective date but would automatically be extended for successive one-year terms unless either party gave written notice no less than 30 days prior to the end of the term to the other party of the desire not to renew the Employment Agreement. Mr. Hobbs received a base salary of $300,000 and could also receive an annual performance bonus in accordance with criteria set by our Board of Directors or pursuant to one or more written plans adopted by our Board of Directors. The amount of such bonus, assuming the achievement of applicable milestones established by the Board of Directors, was based primarily on the Company’s overall performance.

We also agreed to reimburse Mr. Hobbs for his living expenses within Broward County, Florida, for a transitional period ending December 31, 2006. During the period of employment, Mr. Hobbs was also entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance and participation in other company benefit plans or programs that were available to other executives or employees of our Company. Mr. Hobbs was also entitled to options to purchase up to 636,200 shares of our Common Stock, following the adoption by our Board of Directors and stockholder approval of a stock option plan. Such options to vest over a period of four years.

In the event of a termination under his employment agreement, by us without “Cause,” Mr. Hobbs was entitled to severance in an amount equal to his annual base salary for twelve months and payment of health insurance premiums for COBRA continuation coverage for up to twelve months. In the event of a “change in control” (as defined below), Mr. Hobbs had the right to terminate his employment by giving 30-days written notice at any time within one year following the change in control.

For purposes of Mr. Hobbs’ agreement, “Cause” means any of the following:

•	commission or participation by him in an injurious act of personal dishonesty, fraud, gross neglect, misrepresentation or embezzlement against us or any affiliates;

•	his conviction of, or plea of nolo contendre to, a felony;

•	the commission or participation by him in any other injurious act or omission against us in a wanton, reckless or grossly negligent manner; or

•	continued willful violations by him of his obligations to us.

We were required to give Mr. Hobbs a notice of termination stating that he committed one of the types of conduct set forth above and specifying the details thereof and he then had a 15-day period to cure such conduct (if possible).

For purposes of Mr. Hobbs’ agreement, a “change in control” means any of the following:

•	a sale of all or substantially all of our assets;

•

the acquisition of more than 50% of our Common Stock (with all classes or series thereof treated as a single class) by any person or group of persons, but the acquisition of 50% or more of our Common Stock by Stanford International Bank Ltd., our principal stockholder or any of its affiliates is not to be deemed a change in control;

•

our reorganization whereby the holders of our Common Stock receive stock in another company (other than our subsidiary), our merger with another company whereby there is a 50% or greater change in the ownership of our Common Stock as a result of such merger or any other transaction in which we (other than as the parent corporation) are consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation; or

•

in the event that our Common Stock is traded on an established securities market, a public announcement that any person (other than the Consenting Stockholder) has acquired or has the right to acquire beneficial ownership of more than 50% of the then-outstanding Common Stock; for purposes hereof the terms “person” and “beneficial ownership” shall have the meanings provided in Section 13(d) of the Exchange Act, or related rules promulgated by the SEC, or the commencement of or public announcement of an intention to make a tender offer or exchange offer for more than 50% of the then outstanding shares of Common Stock; provided, however, that a change of control shall expressly not include any consolidation or merger effected exclusively to change our domicile, or any transaction or series of transactions principally for bona fide equity financing purposes.

Mr. Hobbs resigned effective January 29, 2008. Pursuant to a Separation Agreement dated February 4, 2008, we agreed to pay Mr. Hobbs severance pay in the form of his base salary for a period of 12 months following Mr. Hobbs’ resignation.

Summary of Potential Payments and Benefits

The following table sets forth information regarding potential payments and benefits that each Named Executive Officer would receive upon termination of employment following a change of control termination without cause, assuming that the triggering event in question occurred on December 31, 2007, the last business day of the fiscal year.(1)

	Cash Payments(2)	Value of Benefits(3)	Value of Options with Accelerated Vesting(4)	Value of Stock with Accelerated Vesting(4)
Harry G. Hobbs	$300,000	$12,000	$1,501,400	$—
Harley L. Rollins	$210,000	—	401,200	—
Michael D. McCutcheon	$210,000	—	236,000	—

(1)

This table does not include information regarding potential benefits and benefits that Mr. Pizarro, our current President, would receive. Mr. Pizarro began employment on March 10, 2008 and, as such, is not a Named Executive Officer. For further information, see a description of his Employment Agreement above.

(2)	The amount in this column reflects a lump sum payment equal to annual base salary in effect on December 31, 2007.

(3)	The amount in this column reflects 12 monthly payments in the amount of 100% of the monthly COBRA premiums for continued health coverage for the Executive.

(4)

As to Messrs. Rollins and McCutcheon, in the event of a termination by us for any reason other than Cause (as defined in their respective employment agreements) or termination by the CEO within 12 months of a Change of Control (as defined in their respective employment agreements), we are required to waive any lapse provisions of stock options or restricted stock grants.

Director Compensation

In May 2008, our Board of Directors adopted a Director compensation policy. In accordance with that policy, our non-employee directors each earn cash compensation of $32,000 per annum for services rendered in their capacity as Directors. Our Lead Director, however, receives $50,000 per year for service in such capacity. In addition, the chairperson of the Audit Committee receives an additional $16,000 per year and the chairperson of each of the other committee receive an additional $11,000 per year. Each other member of any committee receives an additional $1,000 per meeting and each other member of the remaining committees receives an additional $1,250 per year. Finally, each non-employee director receives an amount of options for our Common Stock having a value of $30,000 in their initial year of Board of Directors service and is entitled to receive an additional award of options having a value of $10,000 each year thereafter. In addition, all directors also receive reimbursement of travel expenses incurred in connection with board and committee meeting attendance. No meeting attendance fees are paid to the directors. Director fees are paid on a quarterly basis and, at our discretion, non-employee directors may receive cash in lieu of the shares of Common Stock.

The following table sets forth information for the fiscal year ended December 31, 2007 regarding compensation of our Directors who are not also Named Executive Officers:

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Sir James M. Ah Koy	$37,000	$12,500	$90,000	$139,500
Osmo A. Hautanen(3)	32,688	12,500	—	45,188
Winston Thompson(4)	30,938	12,500	—	43,438
David L. Levine(5)	48,000	25,000	—	73,000
Charles J. Fernandez(6)	37,600	25,000	—	62,600
Jai Bhagat(7)	27,600	25,000	—	52,600

(1)	Based on $4.17 per share which represents the aggregate market value of our Common Stock based upon the price at which our Common Stock was last sold.

(2)

SEC rules require disclosure of perquisites and other personal benefits for Directors unless the amount of that type of compensation is less than $10,000 in the aggregate. None of our directors received perquisites of $10,000 or more in any given year. Sir James Ah Koy was paid $90,000 for consulting services related to our operations in Fiji and other Pacific Island Nations.

(3)	Mr. Hautanen resigned as a director effective May 24, 2008.

(4)	Mr. Thompson resigned as a director effective May 22, 2008.

(5)	Mr. Levine resigned as a director effective May 24, 2008.

(6)	Mr. Fernandez became a director effective January 23, 2007.

(7)	Mr. Bhagat resigned as a director effective May 24, 2008.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee as of the date of this Information Statement are Messrs. Temares and Fernandez. No member of the Compensation Committee was at any time during the previous fiscal year, or formerly, an officer or employee of the Company, nor has any member of the Compensation Committee had any relationship with us during the previous year which would require disclosure under Item 404 of Regulation S-K under the Exchange Act.

None of our executive officers has served as a member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, with respect to which any executive officer served as a director or member of our Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Statement

By the Compensation Committee of the Board of Directors:

M. Lewis Temares
Charles J. Fernandez

Shareholder Communications with the Board of Directors

Shareholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 133 Sevilla Avenue, Coral Gables, FL 33134. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth as of the Consent Record Date, information with respect to beneficial ownership of our Common Stock by (i) each person known to us to beneficially own more than 5% of our Common Stock, (ii) each named executive officer, (iii) each of our directors and nominee officers and directors and (iv) all of such directors and officers as a group.

Name and Address (1)	Beneficial Ownership
	Number of Shares (2)	Percent of Total (3)
Directors and Named Executive Officers
Pete R. Pizarro (4)	693,500	1.8%
Harley L. Rollins	218,202	*
Sir James M. Ah Koy (5)	615,329	1.6%
Michael D. McCutcheon	—	*
Charles “Carlos” J. Fernandez	9,382	*
M. Lewis Temares	—	*
All current executive officers and directors as a group (8 persons)	1,536,413	3.9%
Beneficial Owners of More than 5%
Stanford International Bank Ltd. (6)	29,795,106	67.0%

*	Indicates beneficial ownership of less than one percent of our total outstanding Common Stock.

(1)	Except as otherwise noted, address is c/o Elandia International Inc., 133 Sevilla Avenue, Coral Gables, FL 33134.

(2)

For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within sixty days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(3)

In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.

(4)

Mr. Pizarro is the holder of (i) a stock award of 750,000 shares of Common Stock, which shares vest equally on a monthly basis over a three-year period commencing March 10, 2008, and (ii) stock options to purchase 3,200,000 shares of Common Stock, which options vest equally on a monthly basis over a four-year period commencing March 10, 2008. The shares noted above represent the stock awards and option grants which have vested or will vest within the next 60 days.

(5)	Includes 17,742 shares held by Sir James M. Ah Koy and 597,588 shares held by Kelton Corporation Limited.

(6)

The beneficial stockholder of Stanford International Bank Ltd. is R. Allen Stanford and the address of the beneficial owner is 5050 Westheimer Road, Houston, Texas 77056. Includes (i) 26,633,121 shares of Common Stock; (ii) 821,500 shares of Common Stock subject to currently-exercisable warrants; and (iii) 2,340,485 shares of Series B Preferred Stock which are currently convertible into that same amount of shares of Common Stock.

Proposals by Stockholders

No stockholders entitled to vote have transmitted any proposals to be acted upon by the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires all of our directors and executive officers, and persons who are the beneficial owner of more than 10% of our Common Stock to file, with the SEC, reports of ownership indicating their ownership of our equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and we are required to report any failure to comply therewith during the fiscal year ended December 31, 2007. Based on our records and other information, we believe that all of these filing requirements were satisfied by our directors, executive officers and beneficial owners of more than 10% of our Common Stock, except that:

•

Harley L. Rollins inadvertently failed to timely file his Form 4 upon receiving options to purchase shares of our stock in December 2007. He subsequently reported these transactions on a Form 5 filed after year end.

•

Michael McCutcheon inadvertently failed to timely file his Form 4 upon receiving options to purchase shares of our stock in December 2007. He subsequently reported these transactions on a Form 5 filed after year end.

•	The Consenting Stockholder inadvertently failed to timely file its Form 4s on four separate occasions upon providing financing to us and receiving securities in connection with those financings.

In making the above statements, we have relied on copies of the reporting forms received by us or on the written representations from certain reporting persons that no Form 5s (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the SEC.

STATEMENT OF ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the year ended December 31, 2007, Current Reports on Form 8-K filed on May 25, 2008, May 29, 2008 and June 2, 2008, and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2008 and June 30, 2008 are incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

SHAREHOLDER PROPOSALS

Eligible stockholders who wish to present proposals for action at the 2009 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Information Statement. Proposals must be received by the Secretary no later than April 30, 2009 for inclusion in next year’s proxy statement and proxy card.

OTHER MATTERS

No further business will be transacted by written consent in lieu of a meeting of the Company’s stockholders other than the Actions to which this Information Statement relates.

The Company will provide without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including consolidated financial statements and schedules thereto for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (without exhibits). All such requests should be delivered to Elandia International Inc., 133 Sevilla Avenue, Coral Gables, FL 33134, Attention: Corporate Secretary. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

Unless the Company has received contrary instructions from a stockholder, the Company is delivering only one Information Statement to multiple stockholders sharing an address. The Company will, upon request to the address and phone number listed below, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who is receiving multiple copies and would like to receive only one copy per household may make such a request to the address and phone number listed above.

WHERE YOU CAN FIND MORE INFORMATION

Our Company files reports and other information with the SEC under the Securities Act of 1934, as amended, and this Information Statement should be read in conjunction with those previously filed reports. The SEC maintains an Internet World Wide Web site that provides access, without charge, to reports, proxy statements and other information about issuers, like Elandia International Inc., which file electronically with the SEC. The address of that site is http://www.sec.gov.

You may also obtain copies of these materials by mail from the Public Reference Section of the U.S. Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information about the Company, by contacting us directly at telephone (305) 415-8830 or facsimile (786) 413-1913.

Very truly yours,

/s/ Pete R. Pizarro
President & Chief Executive Officer October 17, 2008

Exhibit A

AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

The first paragraph of Article Four of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

4.	Capital Stock

The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 235,000,000 non-assessable shares, of which 200,000,000 shall be designated as common stock with a par value $0.00001 per share (the “Common Stock”), and 35,000,000 shares shall be designated as preferred stock with a par value of $0.00001 per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in series, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock and adopted by the Board of Directors pursuant to the authority granted herein.

A-1

Exhibit B

ELANDIA INTERNATIONAL INC.

2008 EXECUTIVE INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

(a) Purpose. The name of the plan is the Elandia International Inc. 2008 Executive Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants) of Elandia International Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

(b) Definitions. The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, and Stock Awards (which Stock Awards could be restricted, unrestricted, deferred and/or performance based).

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence of one or more of the following events:

(1)	a sale of all or substantially all of the assets of the Company;

(2)	the date there shall have been a change in a majority of the Board of Directors of the Company during a consecutive twelve-month period, after the Board has been reconstituted in accordance with Section 1 of this Agreement, unless the nomination for election by the Company’s shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period;

(3)	the date that any person or entity, entities or group of persons (other than Stanford International Bank, Ltd. (“Stanford”), its affiliates or the Executive) both (A) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, and (B) has voting control of the Company;

(4)	the stockholders of the Company approve a merger or consolidation of the Company with any corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by renaming outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

(5)	a change in ownership of the Company through a transaction or series of transactions, such that any person or entity is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of securities of the combined voting power of the Company’s then outstanding securities; provided that, for such purposes, (x) any acquisition by the Company, in exchange for the Company’s securities, shall be disregarded and (y) any acquisition of securities of the Company by Stanford or its affiliate, in one transaction or in a series of transactions and regardless of the amount of securities acquired, shall not constitute a change in ownership or Change of Control; or

(6)	the Board (or the stockholders if stockholder approval is required by applicable law or under the terms of any relevant agreement) shall approve a plan of complete liquidation of the Company.

provided, however, that a Change of Control shall expressly not include (A) any consolidation or merger effected exclusively to change the domicile of the Company, (B) any transaction or series of transactions principally for bona fide equity financing purposes, or (C) unless one of the foregoing events in (1) through (6) is triggered, the reduction of Stanford’s interest in the voting stock of the Company (including convertible securities) falling below 50 percent.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board or any successor committee established by the Board.

“Common Stock” or “Stock” means the common stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of shares of Stock to a grantee, payable at the end of a specified deferral period and subject to restrictions and conditions as the Administrator may determine at the time of grant.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 17.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder.

“Expiration Date” means the day on which a Stock Option or Award is no longer valid and, therefore, ceases to exist.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted for quotation on the National Market System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations. Notwithstanding the foregoing, the Administrator’s determination of Fair Market Value will be made in accordance with the requirements of Section 409A.

“Family Member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

“Incentive Stock Options” means any Stock Option that meets the requirements of Section 422 of the Code.

“Misconduct” refers to the termination of an optionee’s or grantee’s employment with the Company due to termination of employment for “Cause” within the meaning of any written employment agreement between optionee or grantee and the Company, or, to the extent optionee or grantee does not have a written employment agreement with the Company, then (i) one or more demonstrable and material acts of dishonesty, disloyalty, insubordination, or willful misconduct; or (ii) the continued failure, in the judgment of the Chief Executive Officer of the Company or the Board, by the optionee or grantee to substantially perform his or her duties (other than such failure resulting from death or disability). The Committee, in its reasonable and good faith judgment, shall determine whether the optionee’s or grantee’s employment is terminated by reason of “Misconduct.”

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right and to the payment of a Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means an Award of shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder, in each case to the extent not superseded by subsequently advanced regulations or other guidance.

“Stock” or “Common Stock” means the common stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Awards” means collectively, a Restricted Stock Award, Unrestricted Stock Award, and/or Deferred Stock Award, which may or may not be performance-based.

“Stock Option” or “Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means any Award pursuant to which a grantee may receive shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by either the Board or the Committee, as specifically designated by the Board (the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(1)	to select the individuals to whom Awards may from time to time be granted

(2)	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Deferred Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

(3)	to determine the number of shares of Stock to be covered by any Award;

(4)	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(5)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(6)	subject to the provisions of Section 5(d), to extend at any time the period in which Stock Options may be exercised; and

(7)

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) of the Plan; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(d) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to an officer (including the chief executive officer) of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or are not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(e) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. Subject to adjustment in accordance with the provisions of Section 3(b), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 7,744,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the maximum number of Incentive Stock Options that may be issued under the Plan, (iii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive in the absence of manifest error. No adjustment will be made to a Stock Option if it would constitute a modification, extension, renewal, substitution or other change of the Stock Option such that the Stock Option becomes, or would become, subject to Section 409A. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Changes in Accounting Practices. The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code or a modification of the Option such that the Option becomes treated as “nonqualified deferred compensation” subject to Section 409A.

(d) Consolidations, Mergers or Sales of Assets or Stock. Except as otherwise set forth in the Plan, if the Company is to be consolidated with or acquired by another person or entity in a merger, sale of all or substantially all of the Company’s assets or stock or otherwise (an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, with respect to outstanding Awards or shares acquired upon exercise of any Award, take one or more of the following actions: (i) make appropriate provision for the continuation of such Award by substituting on an equitable basis for the shares then subject to such Award the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such Award or of any installment of any such Award; (iii) terminate all Awards in exchange for a cash payment equal to the excess of the fair market value of the shares (which fair market value will not be less than the consideration payable for the shares in the Acquisition) subject to such Award (to the extent then exercisable) over the exercise price thereof; or (iv) in the event of a stock sale, require that the grantee sell to the purchaser to whom such stock sale is to be made, all shares previously issued to such grantee upon exercise of any Award, at a price equal to the portion of the net consideration from such sale which is attributable to such shares.

(e) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by officers, employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation or affiliate thereof with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation or affiliate thereof. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances, provided that the aggregate value of the substitute award, considering all tax consequences, is not less than the value of the award that is being replaced. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such officers, full or part-time employees, directors and key persons (including consultants) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

(a) Generally. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. The grant of a Stock Option is contingent on the grantee executing a Stock Option Agreement.

(b) Grants of Stock Options. Stock Options granted pursuant to this Section shall be subject to the terms and conditions contained in the Plan as well as such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem advisable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(c) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section shall be determined by the Administrator at the time of grant.

(d) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five (5) years from the date of grant.

(e) Exercisability; Time of Vesting; Number of Options. Stock Options shall become exercisable only with respect to shares which have vested. The number of Stock Options awarded to an optionee and its applicable vesting schedule shall be as determined by the Administrator.

(f) Rights as a Stockholder. A grantee awarded Stock Options shall have no rights as a stockholder of the Company unless and until the grantee exercises all or some portion of the Stock Option and then only with respect to the stock issued.

SECTION 6. METHOD OF EXERCISE OF STOCK OPTIONS

(a) Manner of Payment. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Award agreement:

(1)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(2)	Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under SFAS 123R, Share Based Payment, or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

(3)	By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

(b) Payment Subject to Collection. Payment instruments will be received subject to collection. The transfer to the optionee of the records of the Company or to the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option or Award will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option or Award) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option or Award shall be net of the number of shares attested to.

(c) Incentive Stock Option Limitation. In the case of a grant of Stock Options, to the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00). To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 7. STOCK AWARDS

(a) Restricted Stock Awards.

(1)	The Restricted Stock Awards shall be subject to such restrictions as shall be determined by the Administrator and specifically set forth in a Stock Award Agreement. Such restrictions, terms and conditions may differ among individual awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing a Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(2)	Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any purchase price, if applicable, a grantee shall have all of the rights of a stockholder with respect to the Restricted Stock, including the right to receive dividends and distributions and to vote the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. The grantee will receive any dividends or other distributions when they are paid to other stockholders generally. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock is vested as provided in Section 7(a)(3) below; and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(a)(3) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe. Promptly after vesting of the Restricted Stock, the Company shall remove the foregoing notations on its records or deliver to the grantee the certificates evidencing his or her Restricted Stock.

(3)	The number of shares of Restricted Stock awarded to a grantee hereunder, any restrictions with respect to such Award, and any applicable vesting schedule shall be as determined by the Administrator.

(4)	The Administrator may, in its sole discretion, grant a Restricted Stock Award to a grantee that is based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

(b) Unrestricted Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions under the Plan or any Stock Award Agreement. The grant of an Unrestricted Stock Award is contingent on the grantee executing a Stock Award Agreement. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

(c) Deferred Stock Awards.

(1)	The grant of a Deferred Stock Award is contingent on the grantee executing a Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(2)	The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any such deferred compensation shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee but for the deferral.

(3)	During the deferral period, a grantee shall have no rights as a stockholder.

(4)	The number of shares of Deferred Stock awarded to a grantee hereunder and its applicable vesting schedule and deferral period shall be as determined by the Administrator in its sole discretion and shall be set forth in the Stock Award Agreement.

(d) Performance-Based Awards to Covered Employees. Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(1)	The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) net sales, gross margin, operating income, cash flow, funds from operations or similar measures; (iv) total stockholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share, (viii) manufacturing developments and/or progress, (ix) achievement of sales milestones, and (x) other operational objectives of the Company.

(2)	With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first ninety (90) days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(3)	Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle has been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

SECTION 8. TRANSFERABILITY OF AWARDS

(a) Board Approval. Following the review and presentation by the Committee, any Award granted hereunder shall require Board approval.

(b) Transferability. Except as otherwise provided herein, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity, and no Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the shares of Common Stock issued upon exercise or conversion of any award and upon the expiration of any restrictions or vesting periods may be assigned or transferred in compliance with the Act. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(c) Committee Action. Notwithstanding Section 8(b), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards to his or her immediate Family Members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 9. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 10. TERMINATION OF EMPLOYMENT PRIOR TO VESTING

(a) Termination for Misconduct. Except as may otherwise be provided herein or in the Agreement granting the Award, any portion of an unvested Option or Award outstanding upon the optionee’s or grantee’s resignation or termination of employment (or other service relationship) for Misconduct with the Company and its Subsidiaries shall terminate immediately and be of no further force and effect.

(b) Termination Other Than for Misconduct. If the optionee’s or grantee’s employment (or other service relationship) with the Company terminates for any reason other than as set forth in Section 10(a) above, and unless otherwise determined by the Administrator, any unvested portion of the Option or Award outstanding on such date shall terminate immediately; provided, however, that:

(1)	if the optionee’s or grantee’s employment (or other service relationship) terminates by reason of his or her death, any portion of the Option or Award outstanding on such date shall, regardless of whether the Option or Award has fully vested in accordance with the terms hereof or the Agreement become fully exercisable and may thereafter be exercised by the optionee’s or grantee’s legal representative or legatee for a period of ninety (90) days from the date of death or until the Expiration Date, if earlier;

(2)	if the optionee’s or grantee’s employment (or other service relationship) terminates by reason of his or her grantee’s disability (as determined by the Administrator), any portion of the Option or Award outstanding on such date shall, regardless of whether the Option or Award has fully vested in accordance with the terms hereof or the Agreement, become fully exercisable and may thereafter be exercised by the optionee or grantee for a period of ninety (90) days from the date of termination or until the Expiration Date, if earlier. The death of the optionee or grantee during the 90 day period provided in this Section shall extend such period for another ninety (90) days from the date of death or until the Expiration Date, if earlier; and

(3)	if the optionee’s or grantee’s employment (or other service relationship) terminates for any other reason, any vested portion of the Award outstanding on such date may, regardless of whether the Option or Award has fully vested in accordance with the terms hereof, be exercised for a period ninety (90) days from the date of termination.

(c) Binding Nature. The Administrator’s determination of the reason for termination of the optionee’s or grantee’s employment shall be conclusive and binding on the optionee or grantee and his or her representatives or legatees.

SECTION 11. CHANGE IN CONTROL

In the event of a Change of Control: (i) with respect to any Option that was not previously vested and exercisable as of the time of the Change of Control, then one-quarter of the initial amount of such Option shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 16(a), and the balance of such Option shall vest in accordance with the terms hereof and of the applicable Stock Option Agreement; (ii) with respect to any Stock Award, any restrictions, deferral of settlement, and forfeiture conditions applicable to one-quarter of the initial amount of such Stock Award subject only to future service requirements granted under the Plan shall lapse and that portion of such Stock Award shall be deemed fully vested as of the time of the Change of Control, except to the extent of any waiver by the holder and subject to applicable restrictions set forth in Section 16(a) hereof, and the balance of such Stock Award shall continue to be subject to any restrictions, deferral of settlement, and forfeiture conditions and shall vest in accordance with the terms hereof and of the applicable Stock Award Agreement; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Administrator may, in its discretion, determine whether such performance goals and conditions have been met as of the date of the Change of Control.

SECTION 12. ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A

In the event any Stock Option under the Plan is granted with an exercise price of less than one hundred percent (100%) of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a) Exercise and Distribution. Except as provided in Section 12(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(1)	A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(2)	Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 12(a)(ii) may not be made before the date that is six (6) months after the date of separation from service.

(3)	The date of death of the 409A Award grantee.

(4)	The date the 409A Award grantee becomes disabled (within the meaning of Section 12(c)(ii) hereof).

(5)

The occurrence of an unforeseeable emergency (within the meaning of Section 12(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(6)	The occurrence of a Change in Control Event (within the meaning of Section 12(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within twelve (12) months of the Change in Control Event.

(b) No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 12(a) hereof, except in the case of one of the following events:

(1)	The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code);

(2)	The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code); and

(3)	The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within twelve (12) months of the Change in Control Event and cancel the 409A Award for compensation.

(c) Definitions. Solely for purposes of this Section and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(1)	“Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(i)(5) of the proposed regulations promulgated under Section 409A by the Department of the Treasury on April 17, 2007 or any subsequent guidance).

(2)	“Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or its Subsidiaries.

(3)	“Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, the grantee’s beneficiary, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 13. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(1)	a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(2)	an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 14. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants without stockholder approval. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan; (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan; or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 15. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 16. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any optionee any right to continued employment for other service relationship with the Company or any Subsidiary. Neither the Plan nor any agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment (or other service relationship) of the Optionee at any time.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

SECTION 17. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or otherwise by written consent as permitted by applicable law. No grants of Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date.

SECTION 18. GOVERNING LAW

This Plan and all Awards and actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.